UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               March 5, 2013
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JOY GLOBAL INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202
(Address of principal executive offices)

(414) 319-8500
(Registrant’s telephone number, including area code)
____________________________________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Joy Global Inc. held its 2013 annual meeting of shareholders on March 5, 2013. At the annual meeting, our shareholders voted on four proposals.

Proposal #1

Each of our directors standing for election was re-elected to a term ending at the 2014 annual meeting. Election to the board of directors required each nominee to receive a plurality of the votes cast by shareholders present in person or represented by proxy and entitled to vote at the annual meeting. The votes cast are listed below:

	For	Withheld	Broker Non-Votes
Steven L. Gerard	74,812,996	4,294,819	10,071,004
John T. Gremp	77,577,096	1,530,719	10,071,004
John Nils Hanson	77,113,701	1,994,114	10,071,004
Gale E. Klappa	77,168,221	1,939,594	10,071,004
Richard B. Loynd	76,159,840	2,947,975	10,071,004
P. Eric Siegert	77,210,722	1,897,093	10,071,004
Michael W. Sutherlin	77,292,406	1,815,409	10,071,004
James H. Tate	77,147,385	1,960,430	10,071,004

Proposal #2

Shareholders were asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending October 25, 2013. Ratification of the appointment required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voted at the annual meeting. The appointment was ratified and the votes cast are listed below:

For	Against	Abstained
86,601,365	2,509,986	67,468

Proposal #3

Pursuant to Section 14A of the Securities Exchange Act of 1934, shareholders were asked to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed in our annual meeting proxy statement. Approval of such compensation required the affirmative vote of shareholders present in person or represented by proxy and voted at the meeting. Shareholders approved the compensation of our named executive officers and the votes cast are listed below:

For	Against	Abstained	Broker Non-Votes
74,769,794	4,128,024	209,997	10,071,004

Proposal #4

Shareholders were asked to cast a non-binding advisory vote on whether the Board of Directors should adopt a majority voting standard for uncontested elections of directors. Under a majority voting standard, nominees would be elected by a majority of votes cast in elections where the number of director nominees does not exceed the number of directors to be elected. Approval of the advisory proposal required the affirmative vote of shareholders present in person or represented by proxy and voted at the meeting. Shareholders approved the advisory proposal and the votes cast are listed below:

For	Against	Abstained	Broker Non-Votes
74,862,276	2,175,084	603,064	11,538,245

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: March 5, 2013	By:	/s/ James E. Agnew
James E. Agnew
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)